Exhibit 99.1

Presentation WI N T E R 2 0 2 3 Company

Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. 2 © 2023 Amesite Inc. All Rights Reserved.

Meet Amesite Amesite delivers branded online learning programs for universities, museums, government and businesses, powered by artificial intelligence to create amazing experiences – at scale . Onboarded 53 Courses 4 Days 3 © 2023 Amesite Inc. All Rights Reserved. Trains 1,000 Global Employees

Amesite's solution delivers for **multiple markets** with urgently needed solutions that **match their key organizational needs.**

ttps://www.statista.com/outlook/dmo/eservices/online-education/worldwide#revenue
https://www.aam-us.org/programs/about-museums/museum-facts-data/
https://www.statista.com/statistics/788521/training-expenditures-united-states/
https://pubs.royle.com/publication/?m=20617&i=727569&p=24&ver=html5

Universities

$103B

Projected Revenue, 2023

SOLUTIONS

- Ecosystems that deliver **revenue-generating certificate programs**, pre-college programs and industry-facing programs.
- Delivery of programs funded by government or foundations that deliver no-cost learning.
- eCommerce and branding solutions that drive revenue and impact.

Museums

$2B

Museum annual spend on education activities

SOLUTIONS

- Ecosystems that deliver revenue-generating learning programs, **docent-led learning and affinity group experiences**.
- Delivery of programs funded by government or foundations that **deliver to K-12 schools**.
- eCommerce and branding solutions that drive revenue and impact.

Businesses

>$1B/Y

($1100/Eee/y)

Annual workplace training spend in the U.S.

SOLUTIONS

- Ecosystems that deliver offer fast program launches that can **upskill employee cohorts efficiently**.
- Ability to scale learning programs without incurring people and additional software costs.
- Ability to **integrate APIs to other software platforms** to drive efficiency.

© 2023 Amesite Inc. All Rights Reserved. 4

Investment Highlights 1 5 © 2023 Amesite Inc. All Rights Reserved. PROVEN PRODUCT THAT MEETS HUGE MARKET NEED 2 TARGETING HIGH MARGINS WITH LEAN OPERATIONS 3 SCALABLE CUSTOMER CONTRACTS & REVENUE GROWTH 5 CATALYTIC EVENTS THAT VALIDATE BUSINESS MODEL 4 UNIQUE BUSINESS MODEL FOR EDUCATION

Path to Profitability: Scaling Customer Users + Multi-Institution Deals

amesite

AMESITE NEWS

Amesite CEO Dr. Ann Marie Sastry Appeared on "Mornings With Maria"



amesite

AMESITE NEWS

Amesite Inc. Announces Closing of Initial Public Offering


NASDAQ WELCOMES
DR. ANN MARIE SASTRY
PRESIDENT & CEO
NOVEMBER 5, 2020
amesite
AMST Nasdaq Listed
Nasdaq

USA TODAY

AMESITE STORY

Essential e-learning ecosystems move to the head of the class


ON-LINE LEARNING
SKILL-SUPPORTING SOFTWARE

BENZINGA

AMESITE STORY

EdTech Company Amesite CEO Sits Down With Benzinga To Discuss 2022 Successes And The Vision For 2023 – Building A Promising Future Of AI In Learning

BREAKING NEWS

Senate passes $280 billion chip manufacturing bill

BREAKING NEWS

Biden signs $1.7 trillion government spending bill into law

COVID

2018 | 2019 | 2020 | 2021 | 2022 | 2023

Michigan Works! Southeast · Wayne State College of Engineering · IF · Central Michigan University · EWC · Conner Prairie · NAFEO National Association For Equal Opportunity In Higher Education · CUNY

Product Concepts and Early Adopter Customers	Building Whole-Enterprise Capability	Scalable Revenue with Existing Customers – and New Multi-Institution Customers

© 2023 Amesite Inc. All Rights Reserved.
6

Amesite’s Platform Enables Customers to Delivers Learning Programs with Ease Amesite Can Build custom content from high school programs to executive learning, contracting with experts and frontline designers – from anywhere. A to Z Global talent pool, expert guidance 1000s of existing programs that can be improved Customers Can Provide content that was formerly entrapped in older systems, easily. 1000s of catalog offerings Third Parties Can Supply thousands of programs, either custom - building for Customers, or catalog offerings that can be mixed and matched on the platform . © 2023 Amesite Inc. All Rights Reserved. 7 Amesite Brings Flexibility for Customers in Every Sector

Customers Have Purchasing Power for Amesite’s Solutions: USEFUL, RELEVANT AND AFFORDABLE PROGRAMS FOR LEARNERS THAT GENERATE SCALABLE REVENUE! Universities: User Purchases, Government and Donor Support Museums: Programmatic Donor Support + Customer Purchases Business: L&D Budgets (Average: $1,207 per Employee) Anticipated growth: • $ / user / month • subscriptions How Amesite SCALES 8 © 2023 Amesite Inc. All Rights Reserved.

Benefits: Museums Gain Revenue (Donor or Government); Amesite Scales Revenue YE A R O NE YE A R T HR E E SC A L E AM S T RE V E N U E MU S E U M RE V E N U E N/ A SC A L E AM S T RE V E N U E MU S E U M RE V E N U E $1M SC A L E MU S E U M RE V E N U E AM S T RE V E N U E $540K $2M Amesite Monetizes Development + Drives Revenue while Creating Opportunity for Customers YE A R T W O Revenue Scaling: Museum (K - 12) Model 5, 000 users/mo $300K 9 © 2023 Amesite Inc. All Rights Reserved. 10, 000 users/mo <2 5 0 users/mo $250K

Revenue Scaling: University / Government Model

Benefits: Universities & Government Receive Funds to Drive Strong ROI; Amesite Scales Revenue with Platform & Services

Amesite Provides Technology + Services to Drive Outcomes and Revenue for Customers and Company

	YEAR ONE	YEAR TWO	YEAR THREE
SCALE	<250 users/mo	5,000 users/mo	10,000 users/mo
AMST REVENUE	-	>$9M	>$18M
CUSTOMER REVENUE	-	>$10M	>$20M

© 2023 Amesite Inc. All Rights Reserved.
10

Amesite: Built for Speed and Efficiency to Meet Our Partners’ Needs Amesite & Microsoft By empowering Amesite and putting their platform on Microsoft Azure, we can approach our partner universities around the country and get these solutions “ ou t to people who need upskilling courses ." Tamer Erzurumlu Director of Partner Strategy Education at Microsoft Amesite’s V5 platform is now on Microsoft’s Azure Cloud - enabling scalability , speed, and best - in - class infrastructure, along with a complete eCommerce solution! or less Is the delivery time now for a custom - branded, enterprise scale system for our customers – offering unparalleled speed. launches of custom content are available, because Amesite’s easy - to - use platform and flexible business model enable fast, high quality content creation. of APIs can be integrated with Amesite’s platform because Amesite uses a modern tech stack and is fully modularized. retention rates across all products have been achieved – Amesite’s customers deliver learning products that work for their users. © 2023 Amesite Inc. All Rights Reserved. 11 V5 24h 30d 1,000s 99%

Technology: Advantages, Differentiation & Opportunity

AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

AI-DRIVEN

AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

SCALABLE & SECURE

AMESITE TECHNOLOGY SUPPORTS DESIGNS CUSTOMERS LOVE – WITH THE ABILITY TO SCALE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code. Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

BEST-IN CLASS FEATURES & INTEGRABILITY

© 2023 Amesite Inc. All Rights Reserved.
12

LE A R NI NG MA NA G E ME NT S Y S T E MS Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the “LMS.” Companies: Pluralsight $PS, Stride $LRN, Blackbaud $BLKB CO N T E N T C U R AT O R S , P R O G R A M MA NA G E R S , S E R V I C E P R O V I D E R S We believe that the private sector will continue to spur advancements in learning markets. But we believe that our Companies: 2U $TWOU, Chegg $CHGG PL AT F O R M S F O R T H E F U T U R E OF W OR K Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning. Companies: Workday $WDAY, Atlassian $TEAM AI G R O W T H $126B by 2025 https:// www.statista.com/statistics/607716/worldwide - artificial - intelligence - market - revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20auto mation%2C%20and%20machine%20learning . ON L I N E ED U C A T I ON GRO W T H $319B by 2025 https:// www.researchandmarkets.com/reports/4986759/global - online - education - market - forecasts - from SA A S F O R BU S I N E S S G R O W TH $623B by 2023 https:// www.prnewswire.com/news - releases/software - as - a - service - saas - market - could - exceed - 600 - billion - by - 2023 301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,a%20hold% 20of%20such%20system s. Investment Landscape: Interfaces & Growth © 2023 Amesite Inc. All Rights Reserved. 13

Collaborations Available to Expand to GROUPS of Universities

Amesite & CUNY

- Amesite and CUNY are collaborating to develop and implement professional learning
- CUNY is the largest urban university system in the United States, comprised of 25 campuses

Enroll	Award
500,000	**55k**
Students	Degrees

"We are thrilled to provision CUNY with a branded platform to support their critical mission. **It is our strong intention to help them scale their professional offerings** – they are exactly the kind of partner that we seek, to **grow revenue and impact for the university and for Amesite.**"

Dr. Ann Marie Sastry
Founder & CEO
Amesite Inc.

Amesite & NAFEO

National Association For Equal Opportunity In Higher Education

- Amesite and NAFEO are collaborating to raise support for multiple Colleges and Universities
- NAFEO represents 106 HBCUs and 81 PBIs, and its Members

Enroll	Support
700,000	**7M**
Students	Alumni

"**Amesite is uniquely capable of supporting this mission because of their technology, services, and track record.** Their LCE[SM] can support NAFEO and its partner HBCUs in delivering their own branded and sustainable programs **to reach millions of learners around the globe.**"

Lezli Baskerville, Esq.
Chief Executive Officer
NAFEO

© 2023 Amesite Inc. All Rights Reserved.
14

Amesite Is Now Global – and Compliant for K-12

FERPA & COPPA Compliance

Amesite recently achieved this compliance by developing a system that requires parents to give explicit consent for the enrollment of their children under the age of 13 and providing avenues for parents to manage their child's access and data.

The ability for Amesite and its partners to scale and drive revenue through schools is tremendous, with Amesite's subscription-based model.

16.8K
School Districts in the United States

49.5M
K-12 Learners in the United States

"One of our Customers' **greatest opportunity for growth** in their digital learning program subscriptions is in **K-12 learning. Non-profits can scale their delivery of learning by offering sponsored programming in schools** – which is central to their missions."

Dr. Ann Marie Sastry
Founder & CEO
Amesite Inc.

https://research.com/education/american-school-statistics
https://nces.ed.gov/fastfacts/

EWIE Group of Companies (EGC)

EGC is a global leader in commodity management services and supply chain optimization with over 30 years of experience. It currently manages over 3.25 million parts comprising millions of dollars of inventory at over 243 factories globally.

Amesite's complete ecosystem **simplified EGC's upskilling strategy** and **streamlined execution** from onboarding to content creation to analytics and beyond. Amesite's out-of-the-box capabilities and scalability, coupled with an ability to integrate existing tools, enabled EGC's expert training professionals to **onboard over 50 courses in just 4 days.**

Industry: Supply Chain & Manufacturing

Company Size: >1,000

Location: Global


EGC
Dashboard
Grade Overview
Analytics
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>99% Retention

© 2023 Amesite Inc. All Rights Reserved.
15

Case Studies: Flexible Use

WATCH THE EGC CASE STUDY

WATCH THE MWSE CASE STUDY

WATCH THE WSU CASE STUDY

EGC
EWIE Group of Companies



PARTNER CONTENT

CUSTOM INTEGRATIONS

CUSTOMIZED FEATURES

MICHIGAN WORKS! SOUTHEAST



CUSTOM CONTENT

LICENSED CONTENT

UPGRADED FEATURES

WAYNE STATE
College of Engineering



CUSTOM CONTENT

STANDARD FEATURES

© 2023 Amesite Inc. All Rights Reserved.
16

People & Growth We are honored to be among the winners of the following workplace and technical awards, including four national workplace excellence awards. © 2023 Amesite Inc. All Rights Reserved. 17 • Strong ability to attract talent • Building bench strengths and partnerships in Sales and Marketing • Aligning technical work to disrupt markets and serve our customers

Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

amesite

© 2023 Amesite Inc. All Rights Reserved.
18

Financial Position Cash On Hand as of Debt September 30, 2022 $606k * Average Monthly Burn over 12 months, ending 9/30/22 $8.1M $0 © 2023 Amesite Inc. All Rights Reserved. 19 FY Q1 2023 10 - Q November 10, 2022 $2.2M Total Contract Value Since Inception as of 9/30/22 Building Revenue: • Working to reduce monthly burn • Technology Is Scalable • Key Staff Positions Filled; Reducing Burn • Good Liquidity • No Debt • $15M Equity Line to Raise as Needed, Subject to Limits * Does not include fundraising or commissions on fundraising

20 Cost Savings: V5 Rollout (announced June 2022) Enabled Leaner Team; Company Is Reducing G&A © 2023 Amesite Inc. All Rights Reserved. Operational Efficiency: People, G&A Additional G&A Reductions*: • Reduction in IT infrastructure costs in FY23 ( 92%) • Reduction in marketing cost in FY23 ( 40% in $/MQLs) • Reduction in insurance costs (similar coverage) in FY23 ( 60%) *periods for calculation of reductions vary by category 25 20 15 10 5 0 Q22022 Oct 1 - Dec 31 2021 Q32022 Jan 1 - Mar 31 2022 Q42022 Apr 1 - Jun 30 2022 Q12023 Jun 1 - Sep 30 2022 FTE Headcount

SLIDE TITLE THANK YOU. FO L L O W OU R P ROG RES S FO R R ESO U R C ES FO R I N V EST M EN T © 2023 Amesite Inc. All Rights Reserved. 21